Exhibit 10.13

MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT (the “Agreement”) is made and entered into effective as of the April 30, 2012 (the “Effective Date”) by and among ProGreen Properties, Inc., a Delaware corporation (“Seller” and sometimes referred to here as “Member”), and American Residential Gap LLC (“Purchaser”) and ProGreen Properties III LLC, ProGreen Properties IV LLC, ProGreen Properties VII LLC, ProGreen Properties VIII LLC and ProGreen Properties XI LLC, Michigan liability companies (collectively “Companies”).

BACKGROUND:

1.	The Companies are validly organized, existing, and in good standing under the laws of the State of Michigan.

2.	The Companies were set up as individual holding companies to hold title to the properties as follows:

(i)	ProGreen Properties III, LLC, owner on record of 7648, Woodview Drive, Waterford, Michigan 48327.

(ii)	ProGreen Properties IX, LLC, owner on record of 1840, East 13 Mile Road, Madison Heights, Michigan, 48071.

(iii)	ProGreen Properties VII, LLC, owner on record of 29791, Rollcrest Road, #13, Farmington Hills, Michigan 48334.

(iv)	ProGreen Properties VIII, LLC, owner on record of 23647, Stonehenge, Novi, Michigan 48375.

(v)	ProGreen Properties XI, LLC, owner on record of 29108, Tessmer Court, Madison Heights, Michigan 49071

Copies of each Deeds for the above-referenced properties are attached as Exhibit A hereto.

C.           The Companies membership interests are currently held, as follows:

Member	Membership Percentage
ProGreen Properties, Inc. A Delaware corporation	100%

D.
Seller has agreed to sell to Purchaser and Purchaser has agreed to purchase from Seller all of the Seller’s membership interest in the Companies (the “Purchased Membership Interest”) under the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.           Purchase of Purchased Membership Interest.  On the Closing Date (as defined herein), Seller shall sell, transfer, deliver and assign all of the Purchased Membership Interest to Purchaser, free and clear of any and all liens, claims, security interests, and encumbrances of any kind, in exchange for payment of the Purchase Price (as defined herein).

2.           Purchase Price.  The purchase price for the Purchased Membership Interest shall be Three Hundred and Eighty Four Thousand ($384,000) Dollars (the “Purchase Price”), which shall be paid by Purchaser in cash by wire transfer for the amount of One Hundred and Forty Four Thousand ($144,000) Dollars within ten business days the date of the closing date as defined below. Two Hundred and Forty Thousand ($240,000) Dollars shall be paid in the form of Forty-Eight (48) American Residential Gap ApS  Corporate Bonds with a nominal value of Five Thousand ($5,000) Dollars each

3.           Closing Date.  The Closing of the transactions described herein shall take place on April 30, 2012 (the “Closing Date”) at the offices of the Purchaser, when a settlement of funds calculation will be made and the original deeds of the properties will be handed over.

4.           Membership Interest Assignment.  On the Closing Date, Seller shall deliver to Purchaser an Assignment of the Purchased Membership Interest in the form attached as Exhibit B which authorizes the transfer to the Purchaser of the Purchased Membership Interest.

5.           Assignment of Leases and Rents.  On the Closing Date, Seller shall deliver to Purchaser an Assignment of Leases and Rents in the form attached as Exhibit C which effectively transfers all of Seller’s right, title and interest in and to all of the Lease Agreements referred to.

6.           Representations and Warranties.  Seller represents and warrants to Purchaser that the following statements are true and correct as of the Effective Date and will be true and correct as of the Closing Date:

A.           Title.  Seller is the lawful owner of and has good and marketable legal title to the Purchased Membership Interest and that the Companies are the legal owner of the properties listed under B. i-v, and that they are free and clear of any and all liens, claims, security interests, and encumbrances of any kind

B.           Encumbrances.  The Purchased Membership Interest is free and clear of any and all mortgages, pledges, liens, claims, security interests, and encumbrances of any kind, and Seller has the full power and authority to tender, sell, and transfer all of the Purchased Membership Interest to Purchaser.

C.           Authority.  Seller has full power and authority to execute this Agreement and to carry out its terms and conditions and the execution of this Agreement and the consummation of the transactions contemplated under this Agreement will not constitute a breach of any document or Agreement by which Seller is bound.

7.           General Provisions.

A.           Specific Performance. It is expressly agreed by and between the parties to this Agreement that the subject matter of this Agreement is unique and that the failure of any party hereto to comply with the obligations and/or covenants contained herein constitutes irreparable injury if not fully and completely performed; accordingly, any party seeking to enforce the terms and covenants contained in this Agreement shall be entitled to the equitable relief of specific performance and/or such other equitable relief as decreed and/or ordered by a court of competent jurisdiction.

       B.           Governing Law. This Agreement and its performance shall be construed and interpreted in accordance with the laws of the State of Michigan.

C.           Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties, their respective heirs, personal representatives, successors and assigns.

D.           Additional Documents.  Purchaser and Seller agree that each will execute and deliver to the other any and all documents and instruments, in addition to those provided for in this Agreement, that may be necessary and/or appropriate to effectuate the provisions of this Agreement whether before, on, or after the Closing Date.

E.           Miscellaneous. This Agreement may be executed in counterparts, and each such counterpart shall constitute an original and all such counterparts shall constitute one instrument.

WHEREFORE, the undersigned have executed this Agreement as of the Effective Date.

PURCHASER:                                                                           SELLER:

AMERICAN RESIDENTIAL GAP, LLC
A Michigan limited liability company

By:   AMERICAN RESIDENTIAL GAP ApS
Its:  Sole Member

                /s/ Henrik Wagenius
By:_________________________________
          Henrik Wagenius
Its:    Chairman

COMPANIES:

PROGREEN PROPERTIES III, LLC
PROGREEN PROPERTIES IX, LLC
PROGREEN PROPERTIES VII, LLC
PROGREEN PROPERTIES VIII, LLC
PROGREEN PROPERTIES XI, LLC

By:           PROGREEN PROPERTIES, INC.,
Sole Member

         /s/ Jan Telander
By: _____________________________
            Jan Telander
Its:       President/CEO
PROGREEN PROPERTIES, INC. /s/ Jan Telander By: ______________________________ Jan Telander Its: President/CEO

EXHIBIT A

COPIES OF DEEDS

EXHIBIT B

ASSIGNMENT OF MEMBERSHIP INTEREST

FOR VALUE RECEIVED, the receipt and sufficiency of which is acknowledged, ProGreen Properties, Inc. (“Seller”), does hereby sell, assign and transfer to American Residential Gap LLC (the “Purchaser”), pursuant to and in accordance with the terms set forth in a certain Membership Interest Purchase Agreement effective as of April 30, 2012 between Seller and Purchaser and the Companies, a copy of which is attached hereto, all of Seller’s right, title and interest in and to the One Hundred (100%) percent of the Membership Interest in ProGreen Properties III LLC, ProGreen Properties IX LLC, ProGreen Properties VII LLC, ProGreen Properties VIII LLC and ProGreen Properties XI LLC, Michigan liability companies that are owned by Seller.

Dated:  April 30, 2012

SELLER:

PROGREEN PROPERTIES, INC.,

A Delaware corporation

/s/ Jan Telander
________________________________________

By:           Jan Telander
Its:           President/CEO

PURCHASER:

AMERICAN RESIDENTIAL GAP, LLC
A Michigan limited liability company

By:   AMERICAN RESIDENTIAL GAP ApS

Its:  Sole Member

By:_________________________________

          Henrik Wagenius

Its:     Chairman

EXHIBIT C

ASSIGNMENT AND ASSUMPTION OF LEASES
AND SECURITY DEPOSITS

ASSIGNMENT AND ASSUMPTION OF LEASES
AND SECURITY DEPOSITS

This Assignment, effective as of the 1st day of May, 2012, is made by and between ProGreen Properties, Inc., a Delaware corporation (“Assignor”), and American Residential Gap LLC (“Assignee”):

In consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Property.  The “Property” means the real property described below:

(vi)	7648, Woodview Drive, Waterford, Michigan 48327, owned by ProGreen Properties III, LLC;

(vii)	East 13 Mile Road, Madison Heights, Michigan, 48071, owned by ProGreen Properties IX, LLC;

(viii)	29791, Rollcrest Road, #13, Farmington Hills, Michigan 48334, owned by ProGreen Properties VII, LLC;

(ix)	23647, Stonehenge, Novi, Michigan 48375, owned by ProGreen Properties VIII, LLC; and

(x)	29108 Tessmer Court, Madison Heights, Michigan 49071 owned by ProGreen Properties XI, LLC.

2.           Leases.  The “Leases” means the leases affecting the Property, more particularly described in the Exhibit A attached to this Assignment.

3.           Security Deposits.  “Security Deposits” means the refundable security and other refundable deposits held by or for Assignor on account of tenants under the Leases with respect to which Assignee received a credit at the closing of the transaction pursuant to this Assignment.  The Security Deposits are also set forth in the Exhibit A hereto.

4.           Assignment.  Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Security Deposits.

5.           Assumption.  Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases which are applicable to the period and required to be performed from and after the date of this Assignment, and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases.  No person or entity, other than Assignor shall be deemed a beneficiary of the provisions of this Section 5.

6.           Indemnification.  Assignor shall indemnify, protect, defend and hold Assignee harmless from and against all obligations of the “lessor” or “landlord” under the Leases to the extent such obligations were applicable to the period and required to be performed prior to the date of this Assignment, and all expenses incurred in connection therewith, including without limitation reasonable attorneys’ fees and costs.  Assignee shall indemnify, protect, defend and hold Assignor harmless from and against all obligations of the “lessor” or the “landlord” under the Leases to the extent that such obligations are applicable to the period and required to be performed from and after the date of this Assignment, and all expenses incurred in connection therewith, including without limitation reasonable attorneys’ fees and costs.

7.           Legal Expenses.  If either party to this Assignment brings suit or otherwise becomes involved in any legal proceedings seeking to enforce the terms of this Assignment, or to recover damages for their breach, the prevailing party shall be entitled to recover its costs and expenses (including fees of attorneys, expert witnesses, accountants, court reporters and others) incurred in connection therewith including all such costs and expenses incurred in: (a) in trial and appellate court proceedings, (b) in connection with any and all counterclaims asserted by one party to this Assignment against another whether or not such counterclaims arise out of or are otherwise related to this Assignment, (c) in bankruptcy or other insolvency proceedings, and (d) in post-judgment collection proceedings.

8.           Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

9.           Power and Authority.  Each party represents and warrants to the other that it is fully empowered and authorized to execute and deliver this Assignment, and the individual signing this Assignment on behalf of such party represents and warrants to the other party that he or she is fully empowered and authorized to do so.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the date first written above.

ASSIGNOR:

PROGREEN PROPERTIES, INC.

        /s/ Jan Telander
By: ______________________________
             Jan Telander
Its:        President/CEO

ASSIGNEE:

AMERICAN RESIDENTIAL GAP, LLC
A Michigan limited liability company

By:   AMERICAN RESIDENTIAL GAP ApS
Its:  Sole Member

By:_________________________________
          Henrik Wagenius
Its:    Chairman.

LEASE GUARANTY

The undersigned, ProGreen Properties, Inc. (the “Guarantor”), in consideration of the leasing of the properties referred to below, hereby covenant and agree to act as Guarantor as follows:

The Guarantor guarantees to the Landlord (American Residential Gap LLC) all payments for 12 months from May 1, 2012, as per each lease agreement described in Exhibit A.

Properties:

(i)	7648, Woodview Drive, Waterford, Michigan 48327, owned by ProGreen Properties III, LLC;

(ii)	East 13 Mile Road, Madison Heights, Michigan, 48071, owned by ProGreen Properties IX, LLC;

(iii)	29791, Rollcrest Road, #13, Farmington Hills, Michigan 48334, owned by ProGreen Properties VII, LLC;

(iv)	23647, Stonehenge, Novi, Michigan 48375, owned by ProGreen Properties VIII, LLC; and

(v)	29108 Tessmer Court, Madison Heights, Michigan 49071 owned by ProGreen Properties XI, LLC.

PROGREEN PROPERTIES, INC.

         /s/ Jan Telander
By: ______________________________
             Jan Telander
Its:        President/CEO

EXHIBIT A

LEASES